UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 21, 2010
THE TALBOTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (781) 749-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01 Other Events
     On April 21, 2010, The Talbots, Inc. (the “Company”) issued a press release announcing that NYSE Amex LLC has approved the Company’s application for listing on the NYSE Amex of the warrants to acquire shares of Company common stock issued in the Company’s offer to exchange each outstanding BPW Acquisition Corp. warrant for shares of Company common stock or Company warrants. The Company expects the warrants to begin trading on the NYSE Amex on April 21, 2010 under the symbol “TLB.WS.” A copy of the Company’s press release dated April 21, 2010 announcing the listing of the warrants is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by The Talbots, Inc. on April 21, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.
Dated: April 21, 2010	By:	/s/ Richard T. O’Connell, Jr.
		Name:	Richard T. O’Connell, Jr.
		Title:	Executive Vice President, Real Estate, Legal, Store Planning & Design and Construction, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by The Talbots, Inc. on April 21, 2010.